                                                                    EXHIBIT 23



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-64805) of Lone Star Technologies, Inc. of our report dated January 20, 1998 appearing elsewhere in this Form 10-K.


                                       /s/ Arthur Andersen LLP


                                       ARTHUR ANDERSEN LLP
                                       Dallas, Texas
                                       February 19, 1998